SUPPLEMENT DATED SEPTEMBER 14, 2012
TO THE PROSPECTUS
DATED MAY 1, 2012
OF
FRANKLIN U.S. GOVERNMENT FUND
(A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

For the Franklin U.S. Government Fund, the Financial Highlights tables on page FUS-D6 is replaced with the following:

Class 1	Year Ended December 31,				
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$ 13.34	$ 13.08	$ 13.19	$ 12.89	$ 12.69
Income from investment operations:[a]					
Net investment income[b]	0.42	0.47	0.52	0.59	0.62
Net realized and unrealized gains (losses)	0.36	0.25	-0.09	0.38	0.21
Total from investment operations	0.78	0.72	0.43	0.97	0.83
Less distributions from net investment income	-0.45	-0.46	-0.54	-0.67	-0.63
Net asset value, end of year	**$ 13.67**	**$ 13.34**	**$ 13.08**	**$ 13.19**	**$ 12.89**
Total return[c]	5.96%	5.56%	3.34%	7.91%	6.85%
Ratios to average net assets					
Expenses	0.51%	0.52%	0.53%	0.53%[d]	0.53%[d]
Net investment income	3.11%	3.51%	3.96%	4.59%	4.88%
Supplemental data					
Net assets, end of year (000's)	$136,628	$157,551	$162,524	$173,018	$167,700
Portfolio turnover rate	37.89%	51.04%	27.51%	17.06%	27.50%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Benefit of expense reduction rounds to less than 0.01%.

Class 2	Year Ended December 31,				
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$ 13.11	$ 12.87	$ 12.99	$ 12.71	$ 12.52
Income from investment operations:[a]					
Net investment income[b]	0.38	0.43	0.48	0.55	0.58
Net realized and unrealized gains (losses)	0.35	0.24	-0.09	0.37	0.21
Total from investment operations	0.73	0.67	0.39	0.92	0.79
Less distributions from net investment income	-0.42	-0.43	-0.51	-0.64	-0.60
Net asset value, end of year	**$ 13.42**	**$ 13.11**	**$ 12.87**	**$ 12.99**	**$ 12.71**
Total return[c]	5.68%	5.28%	3.09%	7.59%	6.61%
Ratios to average net assets					
Expenses	0.76%	0.77%	0.78%	0.78%[d]	0.78%[d]
Net investment income	2.86%	3.26%	3.71%	4.34%	4.63%
Supplemental data					
Net assets, end of year (000's)	$894,699	$703,997	$557,809	$450,603	$379,386
Portfolio turnover rate	37.89%	51.04%	27.51%	17.06%	27.50%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Benefit of expense reduction rounds to less than 0.01%.

Please keep this supplement for future reference.